Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2016	6/30/2015	% Chg	6/30/2016	6/30/2015	% Chg

Operating Revenues
Service	$37,142	$29,541	25.7%	$74,243	$58,503	26.9%
Equipment	3,378	3,474	-2.8%	6,812	7,088	-3.9%
Total Operating Revenues	40,520	33,015	22.7%	81,055	65,591	23.6%

Operating Expenses
Cost of services and sales
Equipment	4,260	4,353	-2.1%	8,635	8,899	-3.0%
Broadcast, programming and operations	4,701	1,148	-	9,330	2,270	-
Other cost of services (exclusive of depreciation and amortization shown separately below)	9,514	9,578	-0.7%	18,910	18,390	2.8%
Selling, general and administrative	8,909	7,467	19.3%	17,350	15,428	12.5%
Depreciation and amortization	6,576	4,696	40.0%	13,139	9,274	41.7%
Total Operating Expenses	33,960	27,242	24.7%	67,364	54,261	24.1%
Operating Income	6,560	5,773	13.6%	13,691	11,330	20.8%
Interest Expense	1,258	932	35.0%	2,465	1,831	34.6%
Equity in Net Income of Affiliates	28	33	-15.2%	41	33	24.2%
Other Income (Expense) - Net	91	48	89.6%	161	118	36.4%
Income Before Income Taxes	5,421	4,922	10.1%	11,428	9,650	18.4%
Income Tax Expense	1,906	1,738	9.7%	4,028	3,127	28.8%
Net Income	3,515	3,184	10.4%	7,400	6,523	13.4%
Less: Net Income Attributable to Noncontrolling Interest	(107)	(102)	-4.9%	(189)	(178)	-6.2%
Net Income Attributable to AT&T	$3,408	$3,082	10.6%	$7,211	$6,345	13.6%

Basic Earnings Per Share Attributable to AT&T	$0.55	$0.59	-6.8%	$1.17	$1.22	-4.1%
Weighted Average Common Shares Outstanding (000,000)	6,174	5,204	18.6%	6,173	5,204	18.6%

Diluted Earnings Per Share Attributable to AT&T	$0.55	$0.59	-6.8%	$1.17	$1.22	-4.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,195	5,220	18.7%	6,193	5,220	18.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended
	6/30/2016	6/30/2015	% Chg	6/30/2016	6/30/2015	% Chg
Business Solutions
Segment Operating Revenues
Wireless service	$7,963	$7,756	2.7%	$15,818	$15,271	3.6%
Fixed strategic services	2,797	2,580	8.4%	5,559	5,099	9.0%
Legacy voice and data services	4,158	4,681	-11.2%	8,521	9,465	-10.0%
Other service and equipment	886	854	3.7%	1,744	1,700	2.6%
Wireless equipment	1,775	1,793	-1.0%	3,546	3,686	-3.8%
Total Segment Operating Revenues	17,579	17,664	-0.5%	35,188	35,221	-0.1%

Segment Operating Expenses
Operations and support expenses	10,857	10,972	-1.0%	21,659	22,045	-1.8%
Depreciation and amortization	2,521	2,460	2.5%	5,029	4,802	4.7%
Total Segment Operating Expenses	13,378	13,432	-0.4%	26,688	26,847	-0.6%
Segment Operating Income	4,201	4,232	-0.7%	8,500	8,374	1.5%
Equity in Net Income of Affiliates	-	-	-	-	-	-
Segment Contribution	$4,201	$4,232	-0.7%	$8,500	$8,374	1.5%

Segment Operating Income Margin	23.9%	24.0%		24.2%	23.8%

Entertainment Group
Segment Operating Revenues
Video entertainment	$8,963	$1,991	-	$17,867	$3,862	-
High-speed internet	1,867	1,623	15.0%	3,670	3,176	15.6%
Legacy voice and data services	1,244	1,516	-17.9%	2,557	3,128	-18.3%
Other service and equipment	637	652	-2.3%	1,275	1,276	-0.1%
Total Segment Operating Revenues	12,711	5,782	-	25,369	11,442	-

Segment Operating Expenses
Operations and support expenses	9,569	4,913	94.8%	19,147	9,772	95.9%
Depreciation and amortization	1,489	1,065	39.8%	2,977	2,130	39.8%
Total Segment Operating Expenses	11,058	5,978	85.0%	22,124	11,902	85.9%
Segment Operating Income (Loss)	1,653	(196)	-	3,245	(460)	-
Equity in Net Income (Loss) of Affiliates	(2)	(12)	83.3%	1	(18)	-
Segment Contribution	$1,651	$(208)	-	$3,246	$(478)	-

Segment Operating Income Margin	13.0%	-3.4%		12.8%	-4.0%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended
	6/30/2016	6/30/2015	% Chg	6/30/2016	6/30/2015	% Chg
Consumer Mobility
Segment Operating Revenues
Service	$6,948	$7,359	-5.6%	$13,891	$14,656	-5.2%
Equipment	1,238	1,396	-11.3%	2,623	2,877	-8.8%
Total Segment Operating Revenues	8,186	8,755	-6.5%	16,514	17,533	-5.8%

Segment Operating Expenses
Operations and support expenses	4,680	5,202	-10.0%	9,592	10,743	-10.7%
Depreciation and amortization	932	934	-0.2%	1,854	1,936	-4.2%
Total Segment Operating Expenses	5,612	6,136	-8.5%	11,446	12,679	-9.7%
Segment Operating Income	2,574	2,619	-1.7%	5,068	4,854	4.4%
Equity in Net Income of Affiliates	-	-	-	-	-	-
Segment Contribution	$2,574	$2,619	-1.7%	$5,068	$4,854	4.4%

Segment Operating Income Margin	31.4%	29.9%		30.7%	27.7%

International
Segment Operating Revenues
Video entertainment	$1,222	$-	-	$2,352	$-	-
Wireless service	489	444	10.1%	944	659	43.2%
Wireless equipment	117	47	-	199	68	-
Total Segment Operating Revenues	1,828	491	-	3,495	727	-

Segment Operating Expenses
Operations and support expenses	1,723	529	-	3,311	747	-
Depreciation and amortization	298	93	-	575	121	-
Total Segment Operating Expenses	2,021	622	-	3,886	868	-
Segment Operating Income (Loss)	(193)	(131)	-47.3%	(391)	(141)	-
Equity in Net Income of Affiliates	9	-	-	23	-	-
Segment Contribution	$(184)	$(131)	-40.5%	$(368)	$(141)	-

Segment Operating Income Margin	-10.6%	-26.7%		-11.2%	-19.4%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	6/30/16	12/31/15
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$7,208	$5,121
Accounts receivable - net of allowances for doubtful accounts of $642 and $704	15,830	16,532
Prepaid expenses	1,197	1,072
Other current assets	11,770	13,267
Total current assets	36,005	35,992
Property, Plant and Equipment - Net	123,537	124,450
Goodwill	105,252	104,568
Licenses	94,098	93,093
Customer Lists and Relationships - Net	16,259	18,208
Other Intangible Assets - Net	9,107	9,409
Investments in Equity Affiliates	1,677	1,606
Other Assets	15,873	15,346
Total Assets	$401,808	$402,672

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$9,528	$7,636
Accounts payable and accrued liabilities	26,746	30,372
Advanced billing and customer deposits	4,465	4,682
Accrued taxes	2,773	2,176
Dividends payable	2,953	2,950
Total current liabilities	46,465	47,816
Long-Term Debt	117,308	118,515
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	57,983	56,181
Postemployment benefit obligation	34,023	34,262
Other noncurrent liabilities	21,425	22,258
Total deferred credits and other noncurrent liabilities	113,431	112,701
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,486	89,763
Retained earnings	34,950	33,671
Treasury stock	(12,343)	(12,592)
Accumulated other comprehensive income	5,047	5,334
Noncontrolling interest	969	969
Total stockholders' equity	124,604	123,640
Total Liabilities and Stockholders' Equity	$401,808	$402,672

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
(Unaudited)
	Six months ended June 30,
	2016	2015

Operating Activities
Net income	$7,400	$6,523
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,139	9,274
Undistributed earnings from investments in equity affiliates	(22)	(23)
Provision for uncollectible accounts	705	535
Deferred income tax expense	1,767	1,244
Net gain from sale of investments, net of impairments	(85)	(50)
Changes in operating assets and liabilities:
Accounts receivable	543	434
Other current assets	1,069	732
Accounts payable and accrued liabilities	(3,059)	(1,125)
Retirement benefit funding	(280)	(455)
Other - net	(2,970)	(1,191)
Total adjustments	10,807	9,375
Net Cash Provided by Operating Activities	18,207	15,898

Investing Activities
Capital expenditures:
Purchase of property and equipment	(9,702)	(8,328)
Interest during construction	(437)	(339)
Acquisitions, net of cash acquired	(485)	(20,954)
Dispositions	107	72
Sales of securities, net	500	1,890
Other	-	(1)
Net Cash Used in Investing Activities	(10,017)	(27,660)

Financing Activities
Issuance of long-term debt	10,140	33,958
Repayment of long-term debt	(9,129)	(2,919)
Purchase of treasury stock	(197)	-
Issuance of treasury stock	119	20
Dividends paid	(5,899)	(4,873)
Other	(1,137)	(2,071)
Net Cash (Used in) Provided by Financing Activities	(6,103)	24,115
Net increase in cash and cash equivalents	2,087	12,353
Cash and cash equivalents beginning of year	5,121	8,603
Cash and Cash Equivalents End of Period	$7,208	$20,956

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended				Six Months Ended
	6/30/2016	6/30/2015	% Chg		6/30/2016	6/30/2015	% Chg
Business Solutions Wireless Subscribers					77,545	69,178		12.1%
Postpaid					49,432	46,697		5.9%
Branded Subscribers					49,432	46,697		5.9%
Reseller					52	19		-
Connected Devices					28,061	22,462		24.9%

Business Solutions Wireless Net Adds	1,371	1,769		-22.5%	3,060	3,093		-1.1%
Postpaid	185	288		-35.8%	318	585		-45.6%
Branded Net Adds	185	288		-35.8%	318	585		-45.6%
Reseller	(13)	3		-	(35)	6		-
Connected Devices	1,199	1,478		-18.9%	2,777	2,502		11.0%

Business Wireless Postpaid Churn	0.91%	0.91%		-	0.97%	0.90%	7	BP

Consumer Mobility Subscribers					54,260	54,724		-0.8%
Postpaid					27,862	29,844		-6.6%
Prepaid					12,633	10,438		21.0%
Branded Subscribers					40,495	40,282		0.5%
Reseller					12,869	13,487		-4.6%
Connected Devices					896	955		-6.2%

Consumer Mobility Net Adds	(10)	325		-	82	219		-62.6%
Postpaid	72	122		-41.0%	68	266		-74.4%
Prepaid	365	331		10.3%	865	429		-
Branded Net Adds	437	453		-3.5%	933	695		34.2%
Reseller	(446)	(98)		-	(824)	(367)		-
Connected Devices	(1)	(30)		96.7%	(27)	(109)		75.2%

Consumer Mobility Postpaid Churn	1.09%	1.16%	-7	BP	1.16%	1.18%	-2	BP
Total Consumer Mobility Churn	1.96%	1.86%	10	BP	2.04%	1.95%	9	BP

Entertainment Group					51,291	33,686		52.3%
Video Connections					25,295	5,946		-
Satellite					20,454	-		-
U-verse					4,841	5,946		-18.6%

Video Net Adds	(49)	(23)		-	(103)	26		-
Satellite	342	-		-	670	-		-
U-verse	(391)	(23)		-	(773)	26		-

Broadband Connections					14,181	14,428		-1.7%
IP					12,596	12,013		4.9%
DSL					1,585	2,415		-34.4%

Broadband Net Adds	(110)	(107)		-2.8%	(105)	(14)		-
IP	54	217		-75.1%	240	630		-61.9%
DSL	(164)	(324)		49.4%	(345)	(644)		46.4%

Total Wireline Voice Connections					11,815	13,312		-11.2%

AT&T International
Mexican Wireless Subscribers and Connections
Subscribers					9,955	8,550		16.4%
Net Adds	742	(170)		-	1,271	(458)		-
Total Churn	5.83%	6.81%	-98	BP	5.65%	7.36%	-171	BP

Video Subscribers and Connections
Latin America Video Subscribers					12,523	-		-
Pan Americana					7,175	-		-
Brazil					5,348	-		-

Video Subscribers and Connections Net Adds
Latin America Video Subscribers	87	-		-	14	-		-
Pan Americana	81	-		-	109	-		-
Brazil	6	-		-	(95)	-		-

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended				Six Months Ended
	6/30/2016	6/30/2015	% Chg		6/30/2016	6/30/2015	% Chg
AT&T Total Subscribers and Connections
AT&T Mobility Subscribers					131,805	123,902		6.4%
Postpaid					77,295	76,541		1.0%
Prepaid					12,633	10,438		21.0%
Branded Subscribers					89,928	86,979		3.4%
Reseller					12,920	13,506		-4.3%
Connected Devices					28,957	23,417		23.7%

AT&T Mobility Net Adds	1,361	2,094		-35.0%	3,142	3,312		-5.1%
Postpaid	257	410		-37.3%	386	851		-54.6%
Prepaid	365	331		10.3%	865	429		-
Branded Net Adds	622	741		-16.1%	1,251	1,280		-2.3%
Reseller	(459)	(95)		-	(859)	(361)		-
Connected Devices	1,198	1,448		-17.3%	2,750	2,393		14.9%
M&A Activity, Partitioned Customers and Other Adjs.	(1)	36		-	23	36		-36.1%

AT&T Mobility Churn
Postpaid Churn	0.97%	1.01%	-4	BP	1.04%	1.01%	3	BP
Total Churn	1.35%	1.31%	4	BP	1.38%	1.36%	2	BP

Other
Domestic Licensed POPs (000,000)					322	321		0.3%

Total Video Subscribers					37,846	5,971		-
Domestic					25,323	5,971		-
Pan Americana					7,175	-		-
Brazil					5,348	-		-

Total Video Net Adds	38	(22)		-	(87)	28		-
Domestic	(49)	(22)		-	(101)	28		-
Pan Americana	81	-		-	109	-		-
Brazil	6	-		-	(95)	-		-

Total Broadband Connections					15,641	15,961		-2.0%
IP					13,544	12,885		5.1%
DSL					2,097	3,076		-31.8%

Broadband Net Adds	(123)	(136)		9.6%	(137)	(67)		-
IP	74	241		-69.3%	276	680		-59.4%
DSL	(197)	(377)		47.7%	(413)	(747)		44.7%

Total Wireline Voice Connections					20,877	23,497		-11.2%

Total Wireless Subscribers					141,760	132,452		7.0%
Domestic Wireless Subscribers					131,805	123,902		6.4%
Mexican Wireless Subscribers					9,955	8,550		16.4%

Branded Subscribers					99,557	95,049		4.7%
Branded Net Adds	1,401	741		89.1%	2,596	1,280		-

AT&T Inc.
Capital expenditures:
Purchase of property and equipment	$5,251	$4,480		17.2%	$9,702	$8,328		16.5%
Interest during construction	$219	$216		1.4%	$437	$339		28.9%
Dividends Declared per Share	$0.48	$0.47		2.1%	$0.96	$0.94		2.1%
End of Period Common Shares Outstanding (000,000)					6,152	5,193		18.5%
Debt Ratio[1,2]					50.4%	55.5%	-510	BP
Total Employees					277,200	250,730		10.6%

[1]	Prior year amounts restated to conform to current period reporting methodology.
[2]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 2Q16, total switched access lines were 15,285.
Business Solutions and Consumer Mobility may not total to AT&T Mobility due to rounding.

Financial Data

AT&T Inc.
Segment Supplemental - QTD
Dollars in millions
Unaudited

For the three months ended June 30, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$17,579	$10,857	$6,722	$2,521	$4,201	$-	$4,201
Entertainment Group	12,711	9,569	3,142	1,489	1,653	(2)	1,651
Consumer Mobility	8,186	4,680	3,506	932	2,574	-	2,574
International	1,828	1,723	105	298	(193)	9	(184)
Segment Total	40,304	26,829	13,475	5,240	8,235	$7	$8,242
Corporate and Other	216	293	(77)	20	(97)
Acquisition-related items	-	233	(233)	1,316	(1,549)
Certain Significant items	-	29	(29)	-	(29)
AT&T Inc.	$40,520	$27,384	$13,136	$6,576	$6,560

For the three months ended June 30, 2015
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$17,664	$10,972	$6,692	$2,460	$4,232	$-	$4,232
Entertainment Group	5,782	4,913	869	1,065	(196)	(12)	(208)
Consumer Mobility	8,755	5,202	3,553	934	2,619	-	2,619
International	491	529	(38)	93	(131)	-	(131)
Segment Total	32,692	21,616	11,076	4,552	6,524	$(12)	$6,512
Corporate and Other	323	236	87	24	63
Acquisition-related items	-	694	(694)	120	(814)
Certain Significant items	-	-	-	-	-
AT&T Inc.	$33,015	$22,546	$10,469	$4,696	$5,773

Financial Data

AT&T Inc.
Segment Supplemental - YTD
Dollars in millions
Unaudited

For the six months ended June 30, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income of Affiliates	Segment Contribution
Business Solutions	$35,188	$21,659	$13,529	$5,029	$8,500	$-	$8,500
Entertainment Group	25,369	19,147	6,222	2,977	3,245	1	3,246
Consumer Mobility	16,514	9,592	6,922	1,854	5,068	-	5,068
International	3,495	3,311	184	575	(391)	23	(368)
Segment Total	80,566	53,709	26,857	10,435	16,422	$24	$16,446
Corporate and Other	489	670	(181)	37	(218)
Acquisition-related items	-	528	(528)	2,667	(3,195)
Certain Significant items	-	(682)	682	-	682
AT&T Inc.	$81,055	$54,225	$26,830	$13,139	$13,691

For the six months ended June 30, 2015
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$35,221	$22,045	$13,176	$4,802	$8,374	$-	$8,374
Entertainment Group	11,442	9,772	1,670	2,130	(460)	(18)	(478)
Consumer Mobility	17,533	10,743	6,790	1,936	4,854	-	4,854
International	727	747	(20)	121	(141)	-	(141)
Segment Total	64,923	43,307	21,616	8,989	12,627	$(18)	$12,609
Corporate and Other	668	470	198	44	154
Acquisition-related items	-	993	(993)	241	(1,234)
Certain Significant items	-	217	(217)	-	(217)
AT&T Inc.	$65,591	$44,987	$20,604	$9,274	$11,330

Financial Data

AT&T Inc.
Supplemental AT&T Mobility Results
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended
	6/30/2016	6/30/2015	% Chg	6/30/2016	6/30/2015	% Chg
AT&T Mobility
Operating Revenues
Service	$14,912	$15,115	-1.3%	$29,710	$29,927	-0.7%
Equipment	3,013	3,189	-5.5%	6,169	6,563	-6.0%
Total Operating Revenues	17,925	18,304	-2.1%	35,879	36,490	-1.7%

Operating Expenses
Operations and support expenses	10,502	10,973	-4.3%	21,126	22,445	-5.9%
Depreciation and amortization	2,081	2,031	2.5%	4,137	4,036	2.5%
Total Operating Expenses	12,583	13,004	-3.2%	25,263	26,481	-4.6%
Operating Income	$5,342	$5,300	0.8%	$10,616	$10,009	6.1%

Operating Income Margin	29.8%	29.0%		29.6%	27.4%